                                                                   EXHIBIT 10.22
                                                                   -------------

                          SCHEDULE OF MATERIAL DETAILS
                                       OF
                  OUTSTANDING UNIT PURCHASE OPTION AGREEMENTS


The Unit Purchase Option Agreements of the four option holders listed below are identical to the form of agreement (Incorporated by reference to Exhibit 4.3 to the Registrant's Form SB-2 filed with the Commission on March 2, 1994, Registration No. 33-75026-A) in all material respects, except for the identity of the option holder and the number of units subject to the agreement, as set forth below:

     Option Holder             Number of Units
     -------------             ---------------
     David M. Nussbaum               13,500
     Robert Gladstone                13,500
     Roger Gladstone                 13,500
     Richard Buonocore                1,500


                         [SCANSOURCE, INC. LETTERHEAD]


                                September 9, 1997


David M. Nussbaum
GKN Securities Corp.
61 Broad Way
New York, NY  10006

     RE: ScanSource, Inc. (the "Company")/Unit Purchase Option Agreements Dated March 18, 1994 (collectively the "UPOs") with David M. Nussbaum, Robert Gladstone, Roger Gladstone, and Richard Buonocore (collectively the "UPO Holders")

Dear David:

     This letter confirms the Company's agreement with the UPO Holders to file not later than the 60th day following the effective date of the Company's pending S-1 Registration Statement (SEC Registration No. 333-34993) an S-3 Registration Statement covering the 84,000 shares subject to the outstanding UPOs (the "UPO Shares") and exercise its best efforts to have such S-3 Registration Statement become effective on the 90th day following the effective date of such S-1 Registration Statement, or as soon thereafter as is practicable. Except as otherwise set forth in this letter, such S-3 registration shall be conducted as set forth in, and shall be subject to the conditions of, the UPOs.

     The Company will exercise its best efforts to cause such S-3 Registration Statement to remain effective for a period of at least nine (9) consecutive months after its effective date, to the extent set forth in the UPOs. The effectiveness of such S-3 Registration Statement shall satisfy the UPO Holders' demand registration rights under Section 5.1 of the UPOs. Should any of such UPO Shares not be sold pursuant to the S-3 Registration Statement, the UPO Holders' "piggy-back" registration rights shall remain effective for any subsequent registration by the Company to the extent set forth in the UPOs.

     The UPO Holders have agreed to provide the Company and its underwriters a customary 90-day lock-up agreement, substantially in the form previously provided to the UPO Holders.

     To confirm this agreement, please have a copy of this letter signed in the places indicated below and return a signed copy to the Company. This letter agreement supersedes the February 7, 1997 agreement among the parties related to the subject matter hereof. If you have any questions, please call.

                                Sincerely yours,


                                SCANSOURCE, INC.


                                By:   /s/ Jeffrey A. Bryson
                                     ------------------------------
                                     Title:  CFO and Treasurer
                                            -----------------------

David M. Nussbaum
September 9, 1997
Page 2


Agreed:

/s/ David M. Nussbaum
---------------------------------------
David M. Nussbaum


/s/  Robert Gladstone
---------------------------------------
Robert Gladstone


/s/  Roger Gladstone
---------------------------------------
Roger Gladstone


/s/  Richard Buonocore
---------------------------------------
Richard Buonocore


Date:   September 11, 1997